HEICO CORPORATION

                                  EXHIBIT 99.1

                                TO THE FORM 10-K

                            FOR THE FISCAL YEAR ENDED

                                OCTOBER 31, 2002

              SECURITIES AND EXCHANGE COMMISSION FILE NUMBER 1-4604


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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of HEICO Corporation (the "Company") on Form 10-K for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Laurans A. Mendelson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  January 22, 2003                     /S/ LAURANS A. MENDELSON
                                            Laurans A. Mendelson
                                            Chief Executive Officer